Third Quarter 2016 Earnings Conference Call



November 3, 2016

Forward-Looking Statements

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as "believe", "expect", "forecast", ""potential", "project", "future", "may", "will", and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward- looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

Third Quarter 2016 – Overview



Revenues ($ M)
170.0
160.0
150.0
140.0
130.0
120.0
110.0
100.0
$128.4
$133.7
$144.8
$162.5
$136.6
$148.7
1Q15
1Q16
2Q15
2Q16
3Q15
3Q16



Net Income (Loss) ($ M)
6.0
4.0
2.0
0.0
-2.0
-4.0
-6.0
-8.0
-$2.9
($0.09)
$0.5
$0.02
$1.2
$0.03
$4.4
$0.13
($0.17)
-$5.8
$2.7
$0.08
1Q15
1Q16
2Q15
2Q16
3Q15
3Q16

- Sales for 3Q16 rose 8.9% to $148.7M from $136.6M
- Net income for 3Q16 increased $8.5M to $2.7M, or $0.08 per share versus a loss of $5.8M, or $0.17 per share
- Strongest profitable YTD since 2009
- FVS posted significant revenue and operating income growth year/year
- SCV revenues impacted by customer one-time inventory adjustment
  - Motorhome backlog up $7.9M from 2Q16
- ER operating loss improved $1.8M in year/year
  - ER continues to be top priority of turnaround plan

SPARTAN MOTORS

3Q16 Business Update & Highlights

- Spartan Select program
  - Targets OEM's with most commonly selected options for easy ordering
    - Reduces lead time, complexity of order, engineering and build time
- S-180 Truck Program – Order to delivery in 180 days
  - Industry average delivery – 330 days
  - Addressable market 30% - 40%
  - Currently offering 9 Models
  - Significant dealer interest
  - Well received – momentum building
    - 10% - 15% of 4Q16 sales will be S-180 truck


STADIUM
SURF CITY


DONLEY
180
180

SPARTAN MOTORS

3Q16 Business Highlights

- FVS (Utilimaster brand) receives USPS award to build prototypes for Next Generation Delivery Vehicle (NGDV)
- Awarded $3.6M to help offset cost of prototype build
  - We expect to partner with OEM and others to help offset development costs
- Utilimaster was one of six vehicle manufacturers selected
  - AM General, Karsan, Mahindra, Oshkosh and VT Hackney
- Prototypes required to be delivered by Sep 2017
  - USPS testing of prototypes - period six months
  - Production requirements and replacement awards expected 1H18



UNITED STATES POSTAL SERVICE

3Q16 Business Highlights

- In partnership with GM and Isuzu, produced the first new Chevrolet medium duty gasoline-powered truck in Charlotte, MI
  - Strong Chevy dealer network
  - Long standing partnership with Isuzu
- Construction of new 85,000 sq ft facility in Charlotte, MI continues at swift pace
  - Facility will host Isuzu's new F-series Class 6 on-highway cab-over commercial truck
  - Production will begin 2Q17
  - Facility will incorporate flexible production line
  - Easily reconfigured to accommodate the assembly of multiple product lines
  - Scalable to meet customer's delivery needs and accommodate changing business cycles





3Q16 Business Highlights

- Last mile delivery continues strong momentum
- Earlier in the year received order for over 1,500 Reach (Class 3/4) parcel delivery vehicles.
- Custom designed by Spartan for best in class utility, durability and fuel efficiency
- Produced in highly efficient flexible manufacturing line in Charlotte Michigan
- Units to be delivered in 2016 to support peak Holiday season



Financial Review - Third Quarter 2016



November 3, 2016

Third Quarter 2016 – Performance



Revenues ($ M)
170.0
160.0
150.0
140.0
130.0
120.0
110.0
100.0
$128.4
$133.7
$144.8
$162.5
$136.6
$148.7
1Q15
1Q16
2Q15
2Q16
3Q15
3Q16



Consolidated Operating Income (Loss) ($ M)
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-$4.4
$0.7
$2.3
$4.4
-$0.5
$2.6
1Q15
1Q16
2Q15
2Q16
3Q15
3Q16

- Sales for 3Q16 rose 8.9% to $148.7M from $136.6M
  - Driven by FVS topline growth
- Gross margin improved 270 bps to 12.1% from 9.4%
  - Due to favorable product mix
- Operating income increased 665.9% to $2.6M from a loss of $0.5M – 3Q16 includes:
  - Legacy product repair campaign reserve of $1.7M
  - Restructuring charges of $0.3M
  - Asset impairment of $0.4M
- Operating margin up 200 bps to 1.7% from (0.3%)

Third Quarter 2016 – Performance



Adjusted Operating Income (Loss) ($ M)
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
-3.0
-$2.0
$1.0
$3.0
$6.3
$3.7
$5.0
1Q15
1Q16
2Q15
2Q16
3Q15
3Q16



Adjusted Net Income (Loss) ($ M)
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
-$1.3
$0.9
$2.1
$6.3
$1.3
$3.4
($0.04)
$0.03
$0.06
$0.19
$0.04
$0.10
1Q15
1Q16
2Q15
2Q16
3Q15
3Q16

- Adjusted operating income rose 35% to $5.0M from $3.7M
  - 3Q15 included similar charges:
    - Asset impairment of $2.2M
    - Product repair campaign of $1.4M
    - Restructuring charges of $0.5M
- Adjusted net income grew 161% to $3.4M from $1.3M
- Adjusted EPS of $0.10 per share compared to $0.04 per share

See GAAP reconciliation in Appendix

Fleet Vehicles & Services – 3Q16



FVS Revenues ($ M)
100.0
80.0
60.0
40.0
20.0
0.0
$54.9
$59.3
$52.8
$73.8
$54.2
$78.0
1Q15
1Q16
2Q15
2Q16
3Q15
3Q16



FVS Operating Income ($ M)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$2.6
$5.6
$3.3
$6.5
$4.1
$9.6
1Q15
1Q16
2Q15
2Q16
3Q15
3Q16

- Revenue up 43.9% to $78.0M from $54.2M
  - Higher Reach sales and increased up-fit revenues
- Operating income up 134% to $9.6M from $4.1M
  - Growth in up-fit revenue at more favorable margins
- Operating margin of 12.3%, up 480 bps
  - Up-fit units pulled forward into 3Q16 to meet customer demand
  - Expect 4Q16 operating margin to return to a more normalized level
    - No follow-on up-fit orders
    - Increased R&D for USPS prototype build
  - Backlog of $102.2M compared to $107.7M at Sep 30, 2015

SPARTAN MOTORS

Specialty Chassis & Vehicles – 3Q16


SCV Revenues ($ M)
50.0
40.0
30.0
20.0
10.0
0.0
$30.3
$35.1
$29.2
$36.3
$38.7
$28.6
1Q15
1Q16
2Q15
2Q16
3Q15
3Q16


SCV Operating Income ($ M)
4.5
3.5
2.5
1.5
0.5
-0.5
$1.0
$1.7
$1.7
$3.1
$2.4
$0.9
1Q15
1Q16
2Q15
2Q16
3Q15
3Q16

- Revenue down 26.1% to $28.6M from $38.7M
  - Motorhome sales down 31.1% to $22.3M from $32.4M
  - Lower shipments due to customer one-time inventory adjustment
- Operating income decreased 63% to $0.9M from $2.4M
  - Lower sales volumes offset by contribution from favorable contract manufacturing margins
  - Operating income margin of 3.0%, down 320 bps from 6.2%
- Backlog up $7.9M, or 64.9%, to $20.1M compared to $12.2M at June 30, 2016
- Backlog at Sep 30, 2015 was $22.6M

SPARTAN MOTORS

Emergency Response – 3Q16



ER Revenues ($ M)
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
$43.2
$39.4
$62.8
$52.4
$43.7
$42.1
1Q15
1Q16
2Q15
2Q16
3Q15
3Q16

- Revenue down 3.7% to $42.1M from $43.7M
  - Fewer shipments of complete fire apparatus and custom cab and chassis
- Operating loss decreased to $3.8M from $5.6M a year ago
- Adjusted operating loss improves $0.9M to ($1.4M) from ($2.3M)
- Backlog of $149.8M compared to $145.1M at Sep 30, 2015

See GAAP reconciliation in Appendix



ER Operating (Loss) ($ M)
2.0
0.0
-2.0
-4.0
-6.0
-$5.1
-$3.7
-$0.9
-$2.4
-$5.6
-$3.8
1Q15
1Q16
2Q15
2Q16
3Q15
3Q16



ER Adjusted Operating (Loss) ($ M)
1.0
-1.0
-3.0
-5.0
-$3.7
-$3.3
-$0.9
-$0.5
-$2.3
-$1.4
1Q15
1Q16
2Q15
2Q16
3Q15
3Q16

SPARTAN MOTORS

Balance Sheet – 3Q16

Spartan Motors
Summary Balance Sheet

	Sept 30, 2016 (unaudited)	Dec 31, 2015	Sept 30, 2015 (unaudited)
Assets			
Cash	$ 39,986	$ 32,701	$ 20,887
Accts Receivable	70,482	56,617	68,521
Inventory	67,960	60,558	78,533
PP&E	50,998	47,320	47,799
Other Assets	31,822	30,955	32,745
Total Assets	**$ 261,248**	**$ 228,151**	**$ 248,485**
Liabilities & Shareholders' Equity			
Accts Payable	$ 44,140	$ 27,318	$ 38,923
Long-term Debt	90	5,124	5,155
Other Liabilities	63,447	47,218	44,427
Total Liabilities	**$ 107,677**	**$ 79,660**	**$ 88,505**
Shareholders' Equity	153,571	148,491	159,980
Total Liabilities & Equity	**$ 261,248**	**$ 228,151**	**$ 248,485**
Total Liquidity			
Cash	$ 39,986	$ 32,701	$ 20,887
Net Borrowing Capacity	50,322	26,202	28,751
Total Liquidity	**$ 90,308**	**$ 58,903**	**$ 49,638**

- Cash on hand up $19.0M from a year ago to $40.0M
- Inventory reduced by $10.6M to $68.0M from $78.5M a year ago
- Total liquidity improves $40.7M to $90.3M from $49.6M a year ago
- Subsequent to 3Q16, on Oct 31, 2016, paid off the $5M Prudential note with cash on hand
- Also on Oct 31, 2016, upsized our credit facility to $100M from $70M at essentially the same terms.

2nd Half Outlook – 2016

- Order intake remains strong - $272.1M backlog at September 30, 2016
- Strong operating results generating cash in excess of WC requirements
- Anticipate flat sales growth year over year for 4Q16
- 4th quarter expected to be profitable, including increased R&D costs relating to USPS prototypes
- Income tax expense now expected to be essentially zero
- Maintaining previously stated EPS guidance – midpoint $0.225

	Current Guidance			Previous Guidance		
($ M except per share)	Low	High	Mid-point	Low	High	Mid-point
Revenue	$570.0	$590.0	$580.0		Unchanged	
Operating income	$8.0	$10.0	$9.0		Unchanged	
Restructuring expense	$0.5	$1.0	$0.8		Unchanged	
Income tax expense	$0.0	$0.0	$0.0	$1.0	$1.2	$1.1
Earnings per share	$0.20	$0.25	$0.23		Unchanged	

Closing Remarks

- Results for the nine months ended 2016 – strongest since 2009
  - Highlights YTD 2016 compared to YTD 2015 include:
    - Sales up 8.6% to $444.9M from $409.8M
    - Operating income up 410% to $7.7M from a loss of $2.5M
    - Adjusting operating income up 111% to $12.4M from $5.9M
    - Net income improves $15.2M to $7.7M, or $0.22 per share, from a loss of $7.5M, or $0.22 per share
    - Adjusted net income up 249% to $9.4M, or $0.27 per share, from $2.7M, or $0.08 per share
- Strategy and turnaround plan are working – we've made progress
- New management team in place showing improved financial results
- Employees have embraced turnaround strategy and making significant contribution
- We remain focused on improving the business and increasing shareholder value

APPENDIX

SPARTANMOTORS.COM

Reconciliation of Non-GAAP Financial Measures

This presentation contains adjusted operating income, adjusted net income and adjusted earnings per share, which are Non-GAAP financial measures. These measures are calculated by excluding items that we believe to be infrequent or not indicative of our operating performance. For the periods covered by this release such items consist of expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our manufacturing operations, along with non-recurring charges related to a regulatory settlement, asset impairments and product repair campaigns. We present these adjusted Non-GAAP measures because we consider them to be important supplemental measures of our performance and believe them to be useful to show ongoing results from operations distinct from items that are infrequent or not indicative of our operating performance.

The adjusted Non-GAAP measures are not a measurement of our financial performance under GAAP and should not be considered as an alternative to operating income, net income and earnings per share under GAAP. These adjusted Non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. In addition, in evaluating the adjusted Non-GAAP measures, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation, despite our assessment that such expenses are infrequent or not indicative of our operating performance. Our presentation of the adjusted Non-GAAP measures should not be construed as an inference that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results and using adjusted Non-GAAP measures only as a supplement.

The following tables reconcile operating income (loss) to adjusted operating income (loss), net income to adjusted net income and earnings per share to adjusted earnings per share for the periods indicated. Amounts may not sum due to rounding.

Reconciliation of Non-GAAP Financial Measures

Financial Summary (Non-GAAP)

(In thousands, except per share data)
(Unaudited)

Spartan Motors, Inc	Three Months Ended September 30, 2016	% of	Three Months Ended September 30, 2015	% of sales	Nine Months Ended September 30, 2016	% of	Nine Months Ended September 30, 2015	% of
Operating income (loss)	$ 2,592	1.7%	$ (458)	-0.3%	$ 7,660	1.7%	$ (2,471)	-0.6%
Add (subtract):								
Restructuring charges	304		462		871		2,429	
Asset impairment	406		2,234		406		2,234	
Product recall	1,742		1,421		3,457		1,421	
NHTSA settlement	-		-		-		2,269	
Adjusted operating income (loss)	$ 5,044	3.4%	$ 3,659	2.7%	$ 12,394	2.8%	$ 5,882	1.4%
Net income (loss)	$ 2,744	1.8%	$ (5,819)	-4.3%	$ 7,662	1.7%	$ (7,539)	-1.8%
Add (subtract):								
Restructuring charges, net of tax	193		306		553		1,610	
Asset impairment, net of tax	406		2,216		406		2,216	
Product recall, net of tax	1,742		1,421		3,457		1,421	
NHTSA settlement, net of tax			-		-		1,841	
Deferred tax asset valuation allowance	(1,716)		3,151		(2,650)		3,151	
Adjusted net income (loss)	$ 3,369	2.3%	$ 1,275	0.9%	$ 9,428	2.1%	$ 2,700	0.7%
Diluted net earnings (loss) per share	$ 0.08		$ (0.17)		$ 0.22		$ (0.22)	
Add (subtract):								
Restructuring charges, net of tax	0.01		0.01		0.02		0.05	
Asset impairment, net of tax	0.01		$ 0.07		0.01		0.07	
Product recall, net of tax	0.05		$ 0.04		0.10		0.04	
NHTSA settlement, net of tax	-		$ -		-		0.05	
Deferred tax asset valuation allowance	(0.05)		$ 0.09		(0.08)		0.09	
Adjusted Diluted net earnings (loss) per share	$ 0.10		$ 0.04		$ 0.27		$ 0.08	

Emergency Response Segment	Three Months Ended September 30, 2016	% of sales	Three Months Ended September 30, 2015	% of sales	Nine Months Ended September 30, 2016	% of sales	Nine Months Ended September 30, 2015	% of sales
ER segment operating (loss)	$ (3,837)	-9.1%	$ (5,627)	-12.9%	$ (9,911)	-7.3%	$ (11,671)	-7.7%
Add (subtract):								
Restructuring charges	304		462		871		2,429	
Asset impairment	406		2,234		406		2,234	
Product recall	1,742		613		3,457		613	
NHTSA settlement	-		-		-		684	
Adjusted ER segment operating (loss)	$ (1,385)	-3.3%	$ (2,318)	-5.3%	$ (5,177)	-3.8%	$ (5,711)	-3.8%

Reconciliation of Non-GAAP Financial Measures

Financial Summary (Non-GAAP)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,				Three Months Ended March 31,			
Spartan Motors, Inc	**2016**	% of	**2015**	% of	**2016**	% of	**2015**	% of	**2016**	% of	**2015**	% of
Operating income (loss)	$ 4,376	2.7%	$ 2,345	1.6%	$ 5,068	1.7%	$ (2,012)	-0.7%	$ 691	0.5%	$ (4,358)	-3.4%
Add (subtract):												
Restructuring charges	227		811		567		1,967		339		1,155	
Product recall	1,715		-		1,715		-		-		-	
Non-recurring multi-unit orders	-		(1,221)		-		(1,221)		-		-	
NHTSA settlement	-		1,057		-	0.0%	2,269		-	0.0%	1,213	
Adjusted operating income (loss)	$ 6,318	3.9%	$ 2,992	2.1%	$ 7,350	2.5%	$ 1,003	0.4%	$ 1,030	0.8%	$ (1,990)	-1.6%
Net income (loss)	$ 4,379	2.7%	$ 1,177	0.8%	$ 4,923	1.7%	$ (1,703)	-0.6%	$ 543	0.4%	$ (2,880)	-2.2%
Add (subtract):												
Restructuring charges, net of tax	227		650		567		1,403		339		753	
Product recall, net of tax	1,715		-		1,715		-		-		-	
Non-recurring multi-unit orders, net of tax	-		(871)		-		(871)		-		-	
NHTSA settlement, net of tax	-		1,116		-		1,905		-		789	
Adjusted net income (loss)	$ 6,321	3.9%	$ 2,072	1.4%	$ 7,205	2.4%	$ 734	0.3%	$ 882	0.7%	$ (1,338)	-1.0%
Diluted net earnings (loss) per share	$ 0.13		$ 0.03		$ 0.14		$ (0.05)		$ 0.02		$ (0.09)	
Add (subtract):												
Restructuring charges, net of tax	0.01		$ 0.02		0.02		0.04		0.01		0.02	
Product recall, net of tax	0.05		$ -		0.05		-		-		-	
Non-recurring multi-unit orders, net of tax	-		$ (0.03)		-		(0.03)		-		-	
NHTSA settlement, net of tax	-		$ 0.03		-		0.06		-		0.02	
Adjusted Diluted net earnings (loss) per share	$ 0.19		$ 0.06		$ 0.21		$ 0.02		$ 0.03		$ (0.04)	

	Three Months Ended June 30,				Six Months Ended June 30,				Three Months Ended March 31,			
Emergency Response Segment	**2016**	% of sales	**2015**	% of sales	**2016**	% of sales	**2015**	% of sales	**2016**	% of sales	**2015**	% of sales
ER segment operating (loss)	$ (2,407)	-4.6%	$ (909)	-1.4%	$ (6,074)	-6.6%	$ (6,044)	-5.7%	$ (3,667)	-9.3%	$ (5,136)	-11.9%
Add (subtract):												
Restructuring charges	227		811		567		1,967		339		1,155	
Product recall	1,715		-		1,715		-		-		-	
Non-recurring multi-unit orders	-		(1,221)		-		(1,221)		-		-	
NHTSA settlement	-		434		-		684		-		250	
Adjusted ER segment operating (loss)	$ (465)	-0.9%	$ (885)	-1.4%	$ (3,792)	-4.1%	$ (4,614)	-4.4%	$ (3,328)	-8.5%	$ (3,731)	-3.5%

FOR MORE INFORMATION:

Spartan Motors, Inc.
Juris Pagrabs
Group Treasurer &
Director of Investor Relations
517.997.3842


SPARTAN

www.spartanmotors.com